CALAMOS® FAMILY OF FUNDS

Supplement dated May 26, 2017 to the

CALAMOS® FAMILY OF FUNDS Prospectuses for Class A, B, and C, dated February 28, 2017,

as supplemented on March 13, 2017, and Class I, R, and T, dated February 28, 2017,

as supplemented on March 13, 2017 and April 7, 2017,

and the Statement of Additional Information, dated February 28, 2017,

as supplemented on March 13, 2017, March 29, 2017 and April 7, 2017

Effective June 1, 2017, the table under the heading “Fees and Expenses of the Fund” for Total Return Bond Fund on page 40 of the Class A, B and C Prospectus shall be replaced in its entirety as follows:

Shareholder Fees (fees paid directly from your investment):

	CLASS A	CLASS B	CLASS C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	3.50%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	CLASS A	CLASS B	CLASS C
Management Fees	0.45%	0.45%	0.45%
Distribution and/or Service Fees (12b-1)	0.25%	1.00%	1.00%
Other Expenses	0.27%	0.28%	0.27%
Total Annual Fund Operating Expenses	0.97%	1.73%	1.72%
Expense Reimbursement[1]	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Reimbursement	0.88%	1.64%	1.63%

  1“The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2019 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extra- ordinary expenses, if any) of Class A, Class B and Class C are limited to 0.90%, 1.65% and 1.65% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day.

Effective June 1, 2017, the tables under the heading “Example” for Total Return Bond Fund on page 40 of the Class A, B and C Prospectus shall be replaced in their entirety as follows:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	313	511	734	1,374
Class B	517	729	1,049	1,826
Class C	266	526	918	2,017

MFSPT3 05/17

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	313	511	734	1,374
Class B	167	529	924	1,826
Class C	166	526	918	2,017

Effective June 1, 2017, the table under the heading “Fees and Expenses of the Fund” for Total Return Bond Fund on page 38 of the Class I, R and T Prospectus shall be replaced in its entirety as follows:

Shareholder Fees (fees paid directly from your investment):

	CLASS I	CLASS R	CLASS T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	CLASS I	CLASS R	CLASS T
Management Fees	0.45%	0.45%	0.45%
Distribution and/or Service Fees (12b-1)	None	0.50%	0.25%
Other Expenses	0.27%	0.26%	0.27%
Total Annual Fund Operating Expenses	0.72%	1.21%	0.97%
Expense Reimbursement[1]	(0.09)%	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Reimbursement	0.63%	1.12%	0.88%

  1The Fund’s investment advisor has contractually agreed to reimburse Fund expenses through March 1, 2019 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class I, Class R and Class T are limited to 0.65%, 1.15% and 0.90% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day.

Effective June 1, 2017, the table under the heading “Example” for Total Return Bond Fund on page 38 of the Class I, R, and T Prospectus shall be replaced in its entirety as follows:

	One Year	Three Years	Five Years	Ten Years
Class I	64	214	385	879
Class R	114	368	650	1,452
Class T	338	536	758	1,396

Effective immediately, the third paragraph under the heading “Principal Investment Strategies” for Total Return Bond Fund on page 41 of the Class A, B and C Prospectus, and on page 39 of the Class I, R and T Prospectus shall be replaced in its entirety as follows:

The Fund’s dollar-weighted average portfolio duration (a measure of the approximate sensitivity of a fixed-income instrument’s value to changes in interest rate) normally varies within a range of three to ten years based on the interest rate forecast of the Fund’s investment adviser. The Fund may invest up to 25% of its net assets in high yield debt securities, often referred to as “junk bonds.” Junk bonds are securities rated BB or lower by S&P, or Ba or lower by Moody’s or securities that are not rated but are considered by the Fund’s investment adviser to be of similar quality. The Fund may not acquire debt securities that are rated lower than C. The Fund may invest up to 35% of its net assets in foreign securities. Foreign securities are securities issued by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund may also invest in foreign securities that are represented in the United States securities markets by American Depositary Receipts (“ADRs”) or similar depository arrangements. The Fund’s foreign debt investments can be denominated in U.S. dollars or in foreign currencies. Debt securities issued by a foreign government may not be supported by the “full faith and credit” of that government.

Effective immediately, the following paragraphs shall be added to the end of the Principal Risks section for Total Return Bond Fund beginning on page 42 of the Class A, B and C Prospectus, and on page 39 of the Class I, R and T Prospectus.

•	MLP Risk — Investments in securities of MLPs involve risk that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to the potential conflicts of interest between the MLP and the MLP’s general partners, cash flow risks, dilution risks and risks related to the general partners right to require unit holders to sell their common units at an undesirable time or price.

•	MLP Tax Risk — MLPs generally do not pay federal income tax at the partnership level. Rather, each interest or unit holder is allocated a share of the partnerships’ income, gains, losses, deductions and credits. A change in the current tax law, or a change in the underlying business of an MLP, could result in an MLP being treated as a corporation, instead of a partnership, for federal income tax purposes, which would result in such MLP being required to pay income tax on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP, potentially reducing the value of the Fund’s investment and consequently your investment in the Fund.

•	MLP Liquidity Risk — Although common units of MLPs trade on the NYSE, the NASDAQ and Amex, certain MLP securities trade less frequently than those of larger companies due to their smaller capitalization. As a result, the price of such MLPs may display abrupt and erratic movements at times. Additionally it may be more difficult for the Fund to buy and sell significant amounts of such securities without unfavorable impact on the prevailing market process. As a result, these securities may be difficult to dispose of at a fair price when the Adviser desires to do so. This may adversely affect the Funds ability to take advantage of other market opportunities or make dividend distributions.

•	Options Risk — The Fund’s ability to close out its position as a purchaser or seller of an over-the-counter or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. There are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. The Fund’s ability to utilize options successfully will depend on the ability of the Fund’s investment adviser to predict pertinent market movements, which cannot be assured.

•

Total Return Swap Risk — A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a fund’s portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The primary risks associated with total return swaps are credit risk (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

Effective immediately, the column for Total Return Bond Fund in the table under the heading, “What are the principal risks specific to each Fund?” beginning on page 87 of the Class A, B and C Prospectus, and on page 83 of the Class I, R and T Prospectus shall be replaced in its entirety as follows:

Risks	Total Return Bond Fund
American Depositary Receipts
Equity Securities Risk
Growth Stock Risk
Value Stock Risk
Mid-Sized Company Risk
Small Company Risk
Securities Lending Risk	●
Foreign Securities Risk	●
Emerging Markets Risk
Forward Foreign Currency Contract Risk
Currency Risk
Geographic Concentration Risk
Convertible Securities Risk	●
Synthetic Convertible Instruments Risk	●
Rule 144A Securities Risk	●
Debt Securities Risk	●
High Yield Fixed-Income Securities (Junk Bond) Risk	●
Short Sale Risk
Options Risk	●
Portfolio Turnover Risk
Tax Risk	●
Derivatives Risk	●
Futures and Forward Contracts	●
Leveraging Risk
Liquidity Risk	●
Portfolio Selection Risk	●
Sector Risk
Cash Holdings Risk
MLP Risk	●
RIC Qualification Risk
Mortgage-Related and Other Asset-Backed Securities Risk	●
U.S. Government Security Risk	●
Non-U.S. Government Obligations Risk	●

Convertible Hedging Risk
Covered Call Writing Risk
REITs Risk
Total Return Swap Risk	●
Other Investment Company Risk
Correlation Risk
Non-Diversified Risk

Effective immediately, the column for Total Return Bond Fund in the table under the heading “Investment Practices” beginning on page 3 of the Statement of Additional Information shall be replaced in its entirety as follows:

Investments and Investment-Related Practices	Total Return Bond Fund
Equity Securities	N
Convertible Securities	P
Synthetic Convertible Instruments	P
Debt Securities (including High Yield Fixed-Income Securities)	P
U.S. Government Obligations	P
Stripped Securities	P
Mortgage-related and Other Asset-backed Securities	P
Loan Participations and Assignments	P
Inflation-indexed Bonds	P
Municipal Bonds	P
Rule 144A Securities	P
Foreign Securities	P
Currency Exchange Transactions	P
Synthetic Foreign Money Market Positions	N
Swaps, Caps, Floors and Collars	P
Structured Products	P
Lending of Portfolio Securities	P
Repurchase Agreements	P
Options on Securities, Indexes and Currencies*	P
Futures Contracts and Options on Futures Contracts	P
Warrants*	N
Portfolio Turnover	N
Short Sales	N
“When-Issued” Securities	P
Delayed Delivery Securities	P
Reverse Repurchase Agreements and Other Borrowings	N
Illiquid Securities	P
Temporary Investments	N
Master Limited Partnerships	P

Effective immediately, the fourth paragraph under the heading “Mortgage-Related and Other Asset-Backed Securities” on page 8 of the Statement of Additional Information shall be replaced in its entirety as follows:

Total Return Bond Fund may invest, without limitations, in any combination of mortgage-related and other asset-backed IO and PO securities. A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A Fund may invest in other asset-backed securities that have been offered to investors.

Effective immediately, the first paragraph under the heading “Loan Participations and Assignments” on page 9 of the Statement of Additional Information shall be replaced in its entirety as follows:

Phineus Long/Short Fund and Total Return Bond Fund may each invest all of their total assets, and High Income Fund may invest up to 5% of its total assets in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of portions of such loans. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a fund purchases a participation, it may only be able to enforce its rights through the participating lender, and may assume the credit risk of both the lender and the borrower. Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a fund could benefit from becoming part owner of any collateral, however, a fund would bear the costs and liabilities associated with owning and disposing of the collateral.

Effective June 1, 2017, the fifth paragraph under the heading “Investment Practices” on page 35 of the Statement of Additional Information shall be replaced in its entirety as follows:

Total Return Bond Fund pays a fee on its average daily net assets at the annual rate of 0.45% on the first $500 million, 0.43% on the next $500 million, 0.41% on the next $5 billion (over $1 billion to $6 billion), 0.39% on the next $5 billion (over $6 billion to $11 billion), 0.38% on the next $5 billion (over $11 billion to $16 billion), 0.37% on the next $5 billion (over $16 billion to $21 billion), 0.36% on the next $5 billion (over $21 billion to $26 billion), and 0.35% on average daily net assets in excess of $26 billion.

Please retain this supplement for future reference.